SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

           Date of Report
           (Date of earliest
           event reported):        September 29, 2003


                          Journal Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      1-31805                       20-0020198
---------------              ----------------                 -------------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                   Number)                  Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                        -------------------------------
                        (Registrant's telephone number)


                              The Journal Company
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.
------    -----------------------------------------

     Effective September 29, 2003, pursuant to an Agreement and Plan of Share Exchange dated June 26, 2003 (the "Agreement"), incorporated herein by reference, between Journal Communications, Inc., a Wisconsin corporation now known as The Journal Company ("Old Journal"), and The Journal Company, a Wisconsin corporation now known as Journal Communications, Inc. (the "Company"), the Company and Old Journal effected a share exchange pursuant to which each outstanding share of common stock of Old Journal was exchanged for three shares of class B common stock, $0.01 par value, of the Company (divided as equally as possible among class B-1 common stock and class B-2 common stock) (the "Share Exchange").

     As a result of the Share Exchange, Old Journal is now a wholly owned subsidiary of the Company, and the Company has become the successor issuer to Old Journal pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

     This Current Report on Form 8-K is being filed by the Company as the initial report of the Company to the Securities and Exchange Commission (the "SEC") and as notice that the Company is the successor issuer to Old Journal under Rule 12g-3 of the Exchange Act. In connection with the Share Exchange, Old Journal will file a Form 15 with the SEC to deregister its common stock under the Exchange Act.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith:

               (2) Agreement and Plan of Share Exchange, dated as of June 26, 2003, between The Journal Company (now known as Journal Communications, Inc.) and Journal Communications, Inc. (now known as The Journal Company)

             (3.1) Articles of Incorporation of The Journal Company (now known as Journal Communications, Inc.) (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (Registration No. 333-105210))

             (3.2) Bylaws of The Journal Company (now known as Journal Communications, Inc.) (incorporated by reference to Exhibit
                    3.2 to the Registration Statement on Form S-4 (Registration No. 333-105209))

               (4) Shareholders Agreement, by and among Journal Communications, Inc. (now known as The Journal Company), The Journal Company (now known as Journal Communications, Inc.), Matex Inc. and Abert Family Journal Stock Trust, dated as of May 12, 2003 (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 (Registration No. 333-105210))

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JOURNAL COMMUNICATIONS, INC.



Date:  September 29, 2003        By: /s/ Paul M. Bonaiuto
                                     -----------------------------------------
                                     Paul M. Bonaiuto, Executive Vice President
                                     and Chief Financial Officer

                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated September 29, 2003


Exhibit No.
----------

     (2) Agreement and Plan of Share Exchange, dated as of June 26, 2003, between The Journal Company (now known as Journal Communications, Inc.) and Journal Communications, Inc. (now known as The Journal Company)

   (3.1) Articles of Incorporation of The Journal Company (now known as Journal Communications, Inc.) (incorporated by reference to Exhibit
          3.1 to the Registration Statement on Form S-1 (Registration No. 333-105210))

   (3.2) Bylaws of The Journal Company (now known as Journal Communications, Inc.) (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 (Registration No. 333-105209))

     (4) Shareholders Agreement, by and among Journal Communications, Inc. (now known as The Journal Company), The Journal Company (now known as Journal Communications, Inc.), Matex Inc. and Abert Family Journal Stock Trust, dated as of May 12, 2003 (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 (Registration No. 333-105210))


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